Non-current and current financial debts	12 Months Ended
Dec. 31, 2019
Financial Instruments [Abstract]
Non-current and current financial debts	Non-current and current financial debts
The below table summarizes current and non-current Financial debts outstanding as of December 31, 2019 and 2018.

($ millions)	2019	2018
Non-current financial debts
Facility B	793	—
Facility C	391	—
Local facilities (Japan)	55	—
Series 2026 notes	495	—
Series 2029 notes	991	—
Series 2049 notes	493	—
Revolving facility	—	—
Total non-current financial debts	3,218	—

Current financial debts
Local facilities:
Japan	115	—
All others	101	32
Other short-term financial debts	29	15
Derivatives	16	—
Total current financial debts	261	47
Total financial debts	3,479	47

Alcon entered into the below borrowing arrangements in connection with the Spin-off, as described in Note 4 to these Consolidated Financial Statements, and refinanced a portion of those borrowing arrangements, as further described below. Interest expense recognized for Financial debts, excluding lease liabilities, was $81 million, $10 million and $12 million for the years ended December 31, 2019, 2018 and 2017, respectively. The weighted average interest rate on Financial debts was 2.9% in 2019 and 17.4% in 2018.
Bridge Loan, Term Loan, and Revolving Credit Facilities
On March 6, 2019, Alcon entered into a $1.5 billion unsecured 364-day bridge loan facility with two extension options, each for a period of 180 days (the "Bridge Facility"), a $0.5 billion unsecured three-year term loan facility ("Facility A"), a $0.8 billion unsecured five-year term loan facility ("Facility B"), a $0.4 billion (or the equivalent in EUR) unsecured five-year term loan facility ("Facility C") and a $1.0 billion unsecured five-year committed multicurrency revolving credit facility (the "Revolving Facility" and, together with the Bridge Facility, Facility A, Facility B and Facility C, the "Facilities"). On April 2, 2019, Alcon borrowed $3.2 billion against the bridge and other term loans. The Revolving Facility was undrawn as of December 31, 2019.
The Facilities bear interest rates equal to the interest rate benchmark (prevailing Euro Interbank Offered Rate (“EURIBOR”) in the case of loans denominated in EUR, USD prevailing London Interbank Offered Rate (“LIBOR”) in the case of loans denominated in USD and CHF LIBOR in the case of loans denominated in CHF), plus an applicable margin.
Alcon and certain of its subsidiaries are the borrowers under the Facilities and Alcon guarantees the borrowings of such subsidiaries under the Facilities. In addition, the Revolving Facility includes a mechanism through which certain subsidiaries, as approved by the lenders, can accede as a borrower.
Alcon is permitted to voluntarily prepay loans under the Facilities, in whole or in part, without penalty or premium subject to certain minimum prepayment amounts and the payment of accrued interest on the amount prepaid and customary breakage costs. The Bridge Facility had a mandatory prepayment provision, pursuant to which
Alcon would have to apply proceeds from relevant debt capital markets transactions in prepayment under the Bridge Facility.
The terms of the Facilities include certain events of default and covenants customary for investment grade credit facilities, including restrictive covenants that will limit, among other things, the grant or incurrence of security interests over any of Alcon's assets, the incurrence of certain indebtedness and entry into certain fundamental change transactions. The Facilities do not contain any financial covenants.
Refinancing of Bridge Facility and Facility A
On September 23, 2019, AFC issued Senior Notes ("Notes") with maturity dates in 2026, 2029, and 2049, which are guaranteed by the Company. The Notes are unsecured senior obligations of AFC issued in a private placement. The total notional amount of the Notes is $2.0 billion. The Notes were issued at a discount totaling $7.0 million, which was recorded as a reduction to the carrying value of the Notes and will be amortized to Interest expense over the term of the Notes. AFC incurred $15 million of debt issuance costs, which were recorded as a reduction to the carrying value of the Notes and will be amortized to Other financial income & expense over the term of the Notes.
The Notes consist of the following:

•	Series 2026 Notes - $0.5 billion due in 2026 issued at 99.5%, 2.750% interest is payable twice per year in March and September, beginning in March 2020.

•	Series 2029 Notes - $1.0 billion due in 2029 issued at 99.6%, 3.000% interest is payable twice per year in March and September, beginning March 2020.

•	Series 2049 Notes - $0.5 billion due in 2049 issued at 99.8%, 3.800% interest is payable twice per year in March and September, beginning March 2020.
The funds borrowed through the issuance of the Notes were used to repay the $1.5 billion Bridge Facility and $0.5 billion Facility A. The transaction was accounted for as an extinguishment of a liability. Alcon recognized a loss of $4 million associated with the write-off of unamortized deferred financing costs due to extinguishment of the original financing. This loss on extinguishment was recognized in Other financial income & expense.
The following table provides details on the maturity of the contractual undiscounted cash flows for Alcon's borrowings as of December 31, 2019:

($ millions)	Nominal amount - Current and non-current financial debt	Derivatives	Total
Not later than one year	245	16	261
Between one and five years	1,247	—	1,247
Later than five years	2,000	—	2,000
Total cash flows	3,492	16	3,508
Unamortized debt discount and issuance costs	(29)	—	(29)
Total carrying value	3,463	16	3,479
The following table provides details on the maturity of the future contractual interest payments commitments:

($ millions)	Interest
Not later than one year	94
Between one and five years	336
Later than five years	653
Total cash flows	1,083

As of December 31, 2018, the contractual undiscounted cash flows for borrowings was $47 million for the current financial debts reflected in Financial debts on the Consolidated Balance Sheets.
Local Bilateral Facilities
In February 2019, Alcon entered into a number of local bilateral facilities in different countries, with the largest share of borrowings in Japan. A total of $0.3 billion was drawn including $0.2 billion in two lines for Japan. All local bilateral lines are classified as current with a maturity date in one year or less, with the exception of one line in Japan with a maturity date in 2021 which is classified as non-current. As of December 31, 2019, there was $35 million undrawn on the facility in Japan.
Derivatives

As of December 31, 2019, the net value of unsettled positions for derivative forward contracts and swaps was $15 million, including $1 million of unrealized gains in Other current assets and $16 million of unrealized losses in Current financial debts. Master agreements were executed with several banking counterparties for derivatives financial instruments, however, there were no derivative financial instruments meeting the offsetting criteria under IFRS as of December 31, 2019. Alcon did not hold derivative financial instruments as of December 31, 2018.